Shareholders' equity - Earnings per share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Shareholders' equity
Net (loss) income for the year attributable to NEXA's shareholders	$ (559,247)	$ (145,135)	$ 77,026
Weighted average number of outstanding common shares	132,439	132,622	133,313
Basic and diluted (losses) earnings per share - USD	$ (4.22)	$ (1.09)	$ 0.58